JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement Income Fund
JPMorgan SmartRetirement 2010 Fund
JPMorgan SmartRetirement 2015 Fund
JPMorgan SmartRetirement 2020 Fund
JPMorgan SmartRetirement 2025 Fund
JPMorgan SmartRetirement 2030 Fund
JPMorgan SmartRetirement 2035 Fund
JPMorgan SmartRetirement 2040 Fund
JPMorgan SmartRetirement 2045 Fund
JPMorgan SmartRetirement 2050 Fund
(Class A Shares)
(each, a series of JPMorgan Trust I)

Supplement dated November 16, 2007
to the Class A and Class C Shares Prospectus dated November 1, 2007

Class A Sales Charge Changes. Effective December 17, 2007, the maximum sales charge (load) imposed on purchases of Class A Shares of JPMorgan SmartRetirement Funds will be lowered from 5.25% to 4.50% of the offering price. The new sales charge will apply only to Class A Shares of the JPMorgan SmartRetirement Funds purchased on or after December 17, 2007. In connection with this change, the second paragraph under Class A Shares on page 61 is revised to read as follows:

Sales charges are reduced on investments of $50,000 or more ($100,000 or more on or after December 17, 2007) and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

In addition, the following table is added to the section “How to Do Business with the Funds — Sales Charges — Class A Shares” on page 65 of the Prospectus:

If you buy Class A Shares of the Funds on or after December 17, 2007, the following table shows the amount of sales charges you would pay and the commissions paid to Financial Intermediaries:

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less Than $100,000	4.50	4.71	4.05
$100,000 to $249,999	3.50	3.63	3.05
$250,000 to $499,999	2.50	2.56	2.05
$500,000 to $999,999	2.00	2.04	1.60
$1,000,000 or more*	None	None	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
*	There are no front-end sales charges for investments of $1,000,000 or more in a Fund.
**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SRA-1107